COLUMBIA FUNDS VARIABLE INSURANCE TRUST
                   Columbia Money Market Fund, Variable Series
 Supplement dated April 13, 2009 to the Prospectus, dated May 1, 2008, as supplemented


On March 31, 2009, the U.S. Department of Treasury announced the second extension of the Department's Temporary Guarantee Program for Money Market Funds from April 30, 2009 through September 18, 2009 (the "Program"). The Board of Trustees of the money market fund listed above (the "Fund"), which currently participates in the Program, has approved the Fund's participation in the second extension of the Program.

Similar to the prior phase of the Program, and subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to $1.00) (a "guarantee event") and the Fund subsequently liquidates. The Program only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The cost to participate in the second extension of the Program will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.


        Shareholders should retain this Supplement for future reference.